Exhibit 99.1

Atlanta, GA 678-459-1959 Investor.relations@americold.com

Americold Successfully Closes $1.3 Billion North American Cold Storage Joint Venture with EQT

ATLANTA, GA., August 31, 2026 – Americold Realty Trust (NYSE: COLD), a global leader in temperature-controlled logistics, real estate, and value-added services focused on the ownership, operation, acquisition and development of temperature-controlled warehouses, today announced the closing of its previously announced North American cold storage joint venture with EQT’s Active Core Infrastructure fund (“EQT”).

The joint venture owns a diverse portfolio of 12 temperature-controlled warehouse facilities across the United States, representing more than $1.3 billion of gross asset value. Consistent with the terms announced in May, EQT has acquired a 70% interest in Americold-EQT Cold Storage Partnership, LLC, while Americold retains a 30% ownership interest. Americold will serve as manager of the platform, ensuring continuity of service and operational excellence for customers. In conjunction with the closing, Americold received approximately $1.1 billion of net cash proceeds from the transaction. The company intends to use the proceeds to repay outstanding debt, strengthening its balance sheet, reducing leverage, and enhancing financial flexibility to support disciplined long-term growth.

Beyond the initial portfolio contribution, Americold and EQT intend for the joint venture to serve as a long-term platform for ownership, development, and strategic growth opportunities within the North American cold storage sector. The venture will leverage Americold’s industry-leading operating capabilities and customer relationships alongside EQT’s infrastructure investment expertise and capital resources to pursue additional investment and development opportunities over time.

“This transaction represents an important milestone for Americold and demonstrates strong execution against one of our five key priorities,” said Rob Chambers, Chief Executive Officer of Americold. “In addition to generating substantial proceeds that further strengthen our balance sheet and reduce leverage, we have established a long-term capital and development partnership with EQT. Together, we have created a platform with the scale, expertise, and financial capacity to pursue future opportunities as the cold storage industry continues to evolve. We are excited about what this partnership enables over the long term and the value it can create for our customers and shareholders.”

Advisors

Kirkland & Ellis LLP acted as legal counsel to Americold. Simpson Thacher & Bartlett LLP acted as legal counsel to EQT.

About Americold Realty Trust, Inc.

Americold (NYSE: COLD) is a global leader in temperature-controlled logistics and real estate, with a more than 120-year legacy of innovation and reliability. With more than 220 facilities across North America, Europe, Asia-Pacific, and South America – totaling approximately 1.4 billion refrigerated cubic feet – Americold ensures the safe, efficient movement of refrigerated products worldwide.

Our facilities are an integral part of the global food supply chain, connecting producers, processors, distributors, and retailers with tailored, value-added services supported by responsive and reliable supply chains. Leveraging deep industry expertise, smart technology, and sustainable practices, Americold delivers world-class service that creates lasting value for our customers and the communities we serve. Visit www.americold.com to learn more.

Forward-Looking Statements

This press release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: failure to execute on growth strategies and opportunities; geopolitical conflicts, including the ongoing conflicts in the Middle East, and any related or resulting disruptions, including increasing energy costs; rising inflationary pressures, increased interest rates and operating costs; national, international, regional and local economic conditions, including impacts and uncertainty from trade disputes and tariffs on goods imported to the United States and goods exported to other countries; periods of economic slowdown or recession; labor and power costs; labor shortages; our relationship with our associates, the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; the impact of supply chain disruptions; risks related to rising construction costs; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, or the impairment of any of our properties; uncertainty of revenues, given the nature of our customer contracts; acquisition risks, including the failure to identify or complete attractive acquisitions or failure to realize the intended benefits from our recent acquisitions; risks related to any failure to achieve the anticipated benefits, synergies or returns from our joint venture with EQT, including as a result of unanticipated costs or liabilities, difficulties in integrating joint venture operations, or the failure of the joint venture to perform in accordance with our expectations; difficulties in expanding our operations into new markets and products; uncertainties and risks related to public health crises; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes; risks related to implementation of the new ERP system; risks related to defaults or non-renewals of significant customer contracts; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; changes in applicable governmental regulations and tax legislation; risks related to current and potential international operations and properties; actions by our competitors and their increasing ability to compete with us; changes in foreign currency exchange rates; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with our use of third-party trucking service providers for transportation services to our customers; liabilities as a result of our participation in multi-employer pension plans; risks related to the partial ownership of properties, including our JV investment; risks related to natural disasters; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; changes in real estate and zoning laws and increases in real property tax rates; general economic conditions; risks associated with the ownership of real estate generally and temperature-controlled warehouses in particular; possible environmental liabilities; uninsured losses or losses in excess of our insurance coverage; financial market fluctuations; our failure to obtain necessary outside financing on attractive terms, or at all; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; the potential dilutive effect of our common stock offerings; the cost and time requirements as a result of our operation as a publicly traded REIT; and our failure to maintain our status as a REIT.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements may contain such words. Examples of forward-looking statements included in this press release include, but are not limited to, statements about the joint venture transaction with EQT. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future except to the extent required by law.

Contacts:

Americold Realty Trust, Inc.

Investor Relations

Telephone: 678-459-1959

Email: investor.relations@americold.com